Exhibit 99.2

IRET

INVESTORS REAL ESTATE TRUST

FOURTH QUARTER 2016

Supplemental Operating & Financial Data

Supplemental Financial and Operating Data

Table of Contents

April 30, 2016

Page

Company Background	2

Property Cost by Segment and by State	4

Key Financial Data
Condensed Consolidated Balance Sheets	5
Condensed Consolidated Statements of Operations	6
Funds From Operations	7
Adjusted EBITDA	8

Capital Analysis
Long-Term Mortgage Debt Analysis	9
Long-Term Mortgage Debt Detail	10
Capital Analysis	11

Portfolio Analysis
Same-Store Properties Net Operating Income Summary	12
Net Operating Income Detail	13-16
Same-Store Properties and All Properties Occupancy Levels by Segment	17

Tenant Analysis
Multifamily Summary	18
Commercial Leasing Summary	19-21
10 Largest Commercial Tenants - Based on Annualized Base Rent	23
Commercial Lease Expirations	23

Growth Analysis
Acquisitions and Development Summary	24
Acquisitions and Development Liquidity Profile	25

Definitions	26

Company Background

Fourth Quarter Fiscal 2016

We are a self-administered, equity real estate investment trust (REIT) investing in a portfolio of income-producing properties located primarily in the upper Midwest.  Our portfolio consists of multifamily and healthcare segments.

As of April 30, 2016, we held for investment a portfolio of 146 properties consisting of 99 multifamily properties, 31 healthcare properties, and 16 other commercial properties.   Our common shares, Series A preferred shares and Series B preferred shares are publicly traded on the New York Stock Exchange (NYSE symbols: IRET, IRETPR and IRETPRB, respectively).

Company Snapshot

(as of April 30, 2016)

Company Headquarters	Minot, North Dakota
Fiscal Year-End	April 30
Reportable Segments	Multifamily and Healthcare
Total Properties Held for Investment	146
Total Units Held for Investment
(multifamily properties)	12,950
Total Square Feet Held for Investment
(commercial properties)	2.9 million
Common Shares Outstanding (thousands)	121,091
Limited Partnership Units Outstanding (thousands)	16,285
Common Share Distribution - Quarter/Annualized	$0.13/$0.52
Dividend Yield	8.6%
Total Capitalization (see p.12 for detail)	$2.0 billion

Investor Information

Board of Trustees

Jeffrey L. Miller	Trustee and Chairman
John D. Stewart	Trustee, Vice Chairman, and Chair of Nominating and Governance Committee
Jeffrey K. Woodbury	Trustee, Chair of Audit Committee
Linda J. Hall	Trustee, Chair of Compensation Committee
Jeffrey P. Caira	Trustee
Michael T. Dance	Trustee
Terrance P. Maxwell	Trustee
John A. Schissel	Trustee
Stephen L. Stenehjem	Trustee
Timothy P. Mihalick	Trustee, President and Chief Executive Officer

Management

Timothy P. Mihalick	President and Chief Executive Officer; Trustee
Diane K. Bryantt	Executive Vice President and Chief Operating Officer
Ted E. Holmes	Executive Vice President and Chief Financial Officer
Michael A. Bosh	Executive Vice President, General Counsel and Assistant Secretary
Mark W. Reiling	Executive Vice President and Chief Investment Officer
Andrew Martin	Senior Vice President, Residential Property Management

Corporate Headquarters:

1400 31st Avenue SW, Suite 60

Post Office Box 1988

Minot, North Dakota 58702-1988

Trading Symbol for Common Shares:  IRET

Stock Exchange Listing:  NYSE

Investor Relations Contact:

Stephen Swett

203-682-8377

IR@iret.com

Common Share Data (NYSE: IRET)

	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter
	Fiscal Year 2016	Fiscal Year 2016	Fiscal Year 2016	Fiscal Year 2015	Fiscal Year 2015
High Closing Price	$7.48	$8.39	$8.16	$7.44	$8.31
Low Closing Price	$5.97	$6.24	$6.51	$6.93	$7.09
Average Closing Price	$6.71	$7.35	$7.39	$7.22	$7.52
Closing Price at end of quarter	$6.02	$6.52	$8.12	$7.21	$7.17
Common Share Distributions—annualized	$0.52	$0.52	$0.52	$0.52	$0.52
Closing Dividend Yield - annualized	8.6%	8.0%	6.4%	7.2%	7.3%
Closing common shares outstanding (thousands)	121,091	121,034	122,798	125,520	124,456
Closing limited partnership units outstanding (thousands)	16,285	13,864	13,890	13,921	14,000
Closing market value of outstanding common shares, plus imputed closing market value of outstanding limited partnership units (thousands)	$827,004	$879,535	$1,109,907	$1,005,370	$992,729

Certain statements in these supplemental disclosures are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from projected results. Such risks, uncertainties and other factors include, but are not limited to: intentions and expectations regarding future distributions on our common shares and units, fluctuations in interest rates, the effect of government regulation, the availability of capital, changes in general and local economic and real estate market conditions, competition, our ability to attract and retain skilled personnel, and those risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission, including our Form 10-K for fiscal year 2016. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Fourth Quarter Fiscal 2016

Property Cost by Segment for Properties Held for Investment

Percentage of Total Property Cost by State for Properties Held for Investment

3.0%
MT
32.3%
ND
47.8%
MN
0.2%
WI
4.2%
SD
6.8%
NE
1.8%
IA
3.9%
KS

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)

(in thousands)

	4/30/2016	1/31/2016	10/31/2015	7/31/2015	4/30/2015
ASSETS
Real estate investments
Property owned	$1,681,471	$1,589,921	$1,552,448	$1,408,251	$1,335,687
Less accumulated depreciation	(312,889)	(308,876)	(296,927)	(290,269)	(279,417)
	1,368,582	1,281,045	1,255,521	1,117,982	1,056,270
Development in progress	51,681	78,341	89,843	133,794	153,994
Unimproved land	20,939	22,304	22,485	24,542	25,827
Total real estate investments	1,441,202	1,381,690	1,367,849	1,276,318	1,236,091
Assets held for sale and assets of discontinued operations	220,761	231,956	325,095	664,758	675,764
Cash and cash equivalents	66,698	47,117	55,133	44,770	48,970
Other investments	50	50	329	329	329
Receivable arising from straight-lining of rents, net of allowance	7,179	6,662	6,185	5,905	6,504
Accounts receivable, net of allowance	1,524	2,180	3,015	2,715	2,390
Real estate deposits	0	1,250	444	6,614	2,489
Prepaid and other assets	2,937	3,868	3,243	2,195	3,134
Intangible assets, net of accumulated amortization	1,858	1,590	2,132	1,188	1,388
Tax, insurance, and other escrow	5,450	7,221	6,752	8,227	9,499
Property and equipment, net of accumulated depreciation	1,011	948	897	945	1,027
Goodwill	1,680	1,697	1,697	1,718	1,718
Deferred charges and leasing costs, net of accumulated amortization	9,827	9,580	9,182	8,991	8,534
TOTAL ASSETS	$1,760,177	$1,695,809	$1,781,953	$2,024,673	$1,997,837

LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
LIABILITIES
Liabilities held for sale and liabilites of discontinued operations	$77,712	$89,348	$223,918	$387,802	$401,299
Accounts payable and accrued expenses	39,727	47,636	54,631	59,802	55,540
Revolving line of credit	17,500	17,500	17,500	83,500	60,500
Mortgages payable	817,324	692,788	659,348	599,348	596,965
Construction debt and other	82,130	132,364	120,578	157,973	136,211
TOTAL LIABILITIES	1,034,393	979,636	1,075,975	1,288,425	1,250,515

REDEEMABLE NONCONTROLLING INTERESTS – CONSOLIDATED REAL ESTATE ENTITIES	7,522	7,244	7,105	6,361	6,368
EQUITY
Investors Real Estate Trust shareholders’ equity
Series A Preferred Shares of Beneficial Interest	27,317	27,317	27,317	27,317	27,317
Series B Preferred Shares of Beneficial Interest	111,357	111,357	111,357	111,357	111,357
Common Shares of Beneficial Interest	922,084	924,658	936,893	957,707	951,868
Accumulated distributions in excess of net income	(442,000)	(434,388)	(455,508)	(452,971)	(438,432)
Total Investors Real Estate Trust shareholders’ equity	618,758	628,944	620,059	643,410	652,110
Noncontrolling interests – Operating Partnership	78,484	58,254	55,957	56,120	58,325
Noncontrolling interests – consolidated real estate entities	21,020	21,731	22,857	30,357	30,519
Total equity	718,262	708,929	698,873	729,887	740,954
TOTAL LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY	$1,760,177	$1,695,809	$1,781,953	$2,024,673	$1,997,837

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

(in thousands, except per share data)

	Twelve Months Ended				Three Months Ended
OPERATING RESULTS	4/30/2016		4/30/2015		4/30/2016		1/31/2016		10/31/2015		7/31/2015		4/30/2015
Real estate revenue	$188,320		$179,321		$48,523		$48,406		$46,346		$45,045		$45,141
Real estate expenses	79,100		73,137		20,524		20,321		19,951		18,304		18,544
Net operating income	109,220		106,184		27,999		28,085		26,395		26,741		26,597
Depreciation/amortization	(49,832)		(42,784)		(13,517)		(12,693)		(12,405)		(11,217)		(11,180)
Impairment of real estate investments	(5,543)		(4,663)		(2,223)		(162)		(1,873)		(1,285)		—
General and administrative expenses	(11,267)		(11,824)		(2,951)		(2,929)		(2,933)		(2,454)		(2,516)
Acquisition and investment related costs	(830)		(362)		(397)		(35)		(391)		(7)		(125)
Other expenses	(2,231)		(1,647)		(950)		(51)		(813)		(417)		(207)
Interest expense	(35,768)		(34,447)		(10,062)		(9,151)		(8,741)		(7,814)		(8,972)
Loss on extinguishment of debt	(106)		—		—		—		(106)		—		—
Interest and other income	2,573		2,956		600		701		665		607		904
Income before income (loss) on sale of real estate and other investments and income (loss) from discontinued operations	6,216		13,413		(1,501)		3,765		(202)		4,154		4,501
Income (loss) on sale of real estate and other investments	9,640		6,093		8,369		1,446		—		(175)		6,904
Gain on bargain purchase	3,424		—		3,424		—		—		—		—
Income from continuing operations	19,280		19,506		10,292		5,211		(202)		3,979		11,405
Income (loss) from discontinued operations	57,322		9,178		1,463		38,232		16,879		748		2,457
Net income	$76,602		$28,684		$11,755		$43,443		$16,677		$4,727		$13,862

Net income attributable to noncontrolling interest – Operating Partnership	(7,032)		(1,526)		(1,092)		(4,227)		(1,527)		(186)		(908)
Net loss (income) attributable to noncontrolling interests – consolidated real estate entities	2,436		(3,071)		340		581		1,516		(1)		(2,201)
Net income attributable to Investors Real Estate Trust	72,006		24,087		11,003		39,797		16,666		4,540		10,753
Dividends to preferred shareholders	(11,514)		(11,514)		(2,878)		(2,879)		(2,878)		(2,879)		(2,878)
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$60,492		$12,573		$8,125		$36,918		$13,788		$1,661		$7,875

Per Share Data
Earnings per common share from continuing operations – Investors Real Estate Trust – basic & diluted	$0.08		$0.04		$0.06		$0.02		$(0.01)		$0.01		$0.05
Earnings (loss) per common share from discontinued operations – Investors Real Estate Trust – basic & diluted	0.41		0.07		0.01		0.28		0.12		—		0.02
Net income per common share – basic & diluted	$0.49		$0.11		$0.07		$0.30		$0.11		$0.01		$0.07

Percentage of Revenues
Real estate expenses	42.0%		40.8%		42.3%		42.0%		43.0%		40.6%		41.1%
Depreciation/amortization	26.5%		23.9%		27.9%		26.2%		26.8%		24.9%		24.8%
General and administrative expenses	6.0%		6.6%		6.8%		6.1%		6.3%		5.4%		5.6%
Interest	19.0%		19.2%		20.7%		18.9%		18.9%		17.3%		19.9%
Income (loss) from discontinued operations	30.4%		5.1%		3.0%		79.0%		36.4%		1.7%		5.4%
Net income	40.7%		16.0%		25.1%		89.7%		36.0%		10.5%		30.7%

Ratios
Adjusted EBITDA(1)/Interest expense	2.54	x	2.63	x	2.76	x	2.29	x	2.08	x	2.28	x	2.41	x
Adjusted EBITDA(1)/Interest expense plus preferred distributions	2.10	x	2.20	x	2.23	x	1.92	x	1.74	x	1.95	x	2.05	x

(1)	See Definitions on page 27. Adjusted EBITDA is a non-GAAP measure; see page 8 for a reconciliation of Adjusted EBITDA to net income.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

FUNDS FROM OPERATIONS (unaudited)

(in thousands, except per share and unit data)

	Twelve Months Ended		Three Months Ended
	4/30/2016	4/30/2015	4/30/2016	1/31/2016	10/31/2015	7/31/2015	4/30/2015
Funds From Operations(1)
Net income attributable to Investors Real Estate Trust	$72,006	$24,087	$11,003	$39,797	$16,666	$4,540	$10,753
Less dividends to preferred shareholders	(11,514)	(11,514)	(2,878)	(2,879)	(2,878)	(2,879)	(2,878)
Net income available to common shareholders	60,492	12,573	8,125	36,918	13,788	1,661	7,875
Adjustments:
Noncontrolling interests – Operating Partnership	7,032	1,526	1,092	4,227	1,527	186	908
Depreciation and amortization of real properyty	63,789	70,450	15,694	14,975	14,860	18,259	18,083
Impairment of real estate investments	5,983	6,105	2,223	162	1,873	1,725	—
(Gain) loss on depreciable property sales	$(33,422)	$(4,079)	(7,910)	(1,778)	(23,909)	175	(4,890)
FFO applicable to common shares and Units(2)	103,874	86,575	$19,224	$54,504	$8,139	$22,006	$21,976

FFO per share and unit - basic and diluted	$0.76	$0.64	$0.14	$0.40	$0.06	$0.16	$0.16

Adjusted funds from operations(1)
FFO applicable to common shares and Units	$103,874	$86,575	$19,224	$54,504	$8,139	$22,006	$21,976
Adjustments:
Tenant improvements at same-store(3) properties	(1,509)	(7,589)	(778)	(383)	(157)	(191)	(2,939)
Leasing costs at same-store properties(3)	(587)	(2,290)	(89)	(102)	(59)	(336)	(684)
Recurring capital expenditures(1)(3)	(5,553)	(6,135)	(825)	(1,406)	(1,713)	(1,636)	(1,342)
Straight-line rents	(859)	12	(238)	(554)	(309)	242	198
Non-real estate depreciation	354	388	93	80	80	101	100
Acquisition costs(4)	253	112	91	9	153	—	112
Default interest	4,683	528	—	1,566	1,567	1,550	528
(Gain) loss on extinguishment of debt	(29,230)	—	—	(36,456)	7,226	—	—
Gain on bargain purchase	(3,424)	—	(3,424)	—	—	—	—
Share-based compensation expense	2,256	2,215	864	787	539	66	280
AFFO applicable to common shares and Units	$70,258	$73,816	$14,918	$18,045	$15,466	$21,802	$18,229

AFFO per share and unit - basic and diluted	$0.51	$0.55	$0.11	$0.13	$0.11	$0.16	$0.13

Weighted average shares and units	137,372	134,598	136,438	135,741	138,565	138,806	137,412

(1)	See Definitions on page 27.
(2)

Excluding gain or loss on extinguishment of debt and default interest, FFO would have been $15.8 million and $0.12 per share and unit for the three months ended April 30, 2016 and $75.9 million and $0.55 per share and unit for the twelve months ended April 30, 2016.

(3)	Quarterly information is for properties in the same-store pool at that point in time; consequently, quarterly numbers may not total to year-to-date numbers.
(4)	Twelve months ended 4/30/15 and three months ended 7/31/15 and 4/30/15 revised to include acquisition costs.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

ADJUSTED EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (ADJUSTED EBITDA) (unaudited)

(in thousands)

	Twelve Months Ended		Three Months Ended
	4/30/2016	4/30/2015	4/30/2016	1/31/2016	10/31/2015	7/31/2015	4/30/2015
Adjusted EBITDA(1)
Net income attributable to Investors Real Estate Trust	$72,006	$24,087	$11,003	$39,797	$16,666	$4,540	$10,753
Adjustments:
Noncontrolling interests – Operating Partnership	7,032	1,526	1,092	4,227	1,527	186	908
Income before noncontrolling interests – Operating Partnership	79,038	25,613	12,095	44,024	18,193	4,726	11,661
Add:
Interest expense	54,174	59,020	11,475	13,976	13,762	14,961	15,162
(Gain) loss on extinguishment of debt	(29,230)	—	—	(36,456)	7,226	—	—
Depreciation/amortization related to real estate investments	63,998	70,607	15,765	15,024	14,903	18,306	18,133
Amortization related to real estate revenues(2)	146	231	23	31	38	54	50
Impairment of real estate investments	5,983	6,105	2,223	162	1,873	1,725	—
Less:
Interest income	(2,257)	(2,238)	(570)	(566)	(565)	(556)	(557)
(Gain) loss on sale of real estate and other investments	(34,193)	(4,079)	(7,911)	(1,777)	(24,680)	175	(4,890)
Adjusted EBITDA	$137,659	$155,259	33,100	34,418	30,750	39,391	39,559

(1)	See Definitions on page 27.
(2)	Included in real estate revenue in the Statement of Operations.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

LONG-TERM MORTGAGE DEBT* ANALYSIS

(in thousands)

Debt Maturity Schedule

Annual Expirations

Total Mortgage Debt*

	Future Maturities of Mortgage Debt(1)
				Weighted	% of
Fiscal Year	Fixed Debt	Variable Debt	Total Debt	Average(2)	Total Debt
2017	$64,832	$65,341	$130,173	3.28%	14.7%
2018	17,771	27,982	45,753	3.90%	5.2%
2019	34,121	52,210	86,331	3.99%	9.7%
2020	101,773	51,268	153,041	5.46%	17.3%
2021	130,335	—	130,335	5.03%	14.7%
2022	108,805	—	108,805	5.59%	12.3%
2023	40,670	—	40,670	4.25%	4.6%
2024	64,080	—	64,080	4.27%	7.2%
2025	19,365	—	19,365	4.04%	2.2%
2026	55,890	—	55,890	3.74%	6.3%
Thereafter	51,704	—	51,704	4.12%	5.8%
Total maturities	$689,346	$196,801	$886,147	4.54%	100.0%

(1)	Includes mortgages on properties held for sale.
(2)	Weighted average interest rate of debt that matures in fiscal year.

	4/30/2016	1/31/2016	10/31/2015	7/31/2015	4/30/2015
Balances Outstanding(1)
Mortgage
Fixed rate	$689,346	$682,312	$920,234	$1,106,257	$1,054,455
Variable rate	196,801	89,994	89,826	82,664	69,967
Mortgage total	$886,147	$772,306	$1,010,060	$1,188,921	$1,124,422

Weighted Average Interest Rates Secured	4.54%	4.83%	5.04%	5.12%	5.16%

(1)	Includes mortgages on properties held for sale.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

LONG-TERM MORTGAGE DEBT* DETAIL AS OF APRIL 30, 2016

(in thousands)

Property	Maturity Date	Fiscal 2017	Fiscal 2018	Fiscal 2019	Fiscal 2020	Thereafter	Total(1)

Multifamily
Pebble Springs – Bismarck, ND	7/1/2016	$738	$—	$—	$—	$—	$738
Southview – Minot, ND	7/1/2016	1,009	—	—	—	—	1,009
Homestead Gardens I – Rapid City, SD(2)	7/11/2016	6,553	—	—	—	—	6,553
Commons at Southgate-Minot, ND	9/1/2016	21,760	—	—	—	—	21,760
Landing at Southgate-Minot, ND	9/1/2016	10,240	—	—	—	—	10,240
Arcata Apartments-Golden Valley, MN	2/15/2017	23,321	—	—	—	—	23,321
Williston Garden - Williston, ND	4/30/2017	7,550	—	—	—	—	7,550
Williston Garden - Williston, ND	4/30/2017	2,520	—	—	—	—	2,520
River Ridge – Bismarck, ND	6/30/2017	—	13,000	—	—	—	13,000
Evergreen II – Isanti, MN	11/1/2017	—	2,020	—	—	—	2,020
Ponds – Sartell, MN	11/1/2017	—	3,749	—	—	—	3,749
Homestead Gardens II - Rapid City, SD	6/1/2018	—	—	3,282	—	—	3,282
Plaza - Minot, ND	8/1/2018	—	—	5,212	—	—	5,212
Greenfield - Omaha, NE	2/1/2019	—	—	3,503	—	—	3,503
Brooklyn Heights - Minot, ND	4/1/2019	—	—	636	—	—	636
Colton Heights - Minot, ND	4/1/2019	—	—	358	—	—	358
Pines - Minot, ND	4/1/2019	—	—	102	—	—	102
Summit Park - Minot, ND	4/1/2019	—	—	882	—	—	882
Terrace Heights - Minot, ND	4/1/2019	—	—	147	—	—	147
Avalon Cove-Rochester, MN	4/5/2019	—	—	25,900	—	—	25,900
Crystal Bay-Rochester, MN	4/5/2019	—	—	8,000	—	—	8,000
French Creek-Rochester, MN	4/5/2019	—	—	3,100	—	—	3,100
Monticello Village - Monticello, MN	5/28/2019	—	—	—	2,901	—	2,901
Rimrock West - Billings, MT	9/1/2019	—	—	—	3,223	—	3,223
Rocky Meadows - Billings, MT	9/1/2019	—	—	—	4,997	—	4,997
Cimarron Hills - Omaha, NE	10/1/2019	—	—	—	4,648	—	4,648
Cottonwood - Bismarck, ND	10/1/2019	—	—	—	15,358	—	15,358
Forest Park - Grand Forks, ND	10/1/2019	—	—	—	7,422	—	7,422
Renaissance Heights I - Williston, ND	10/1/2019	—	—	—	42,221	—	42,221
Evergreen - Isanti, MN	11/1/2019	—	—	—	1,951	—	1,951
Pinehurst - Billings, MT	11/1/2019	—	—	—	164	—	164
Northridge - Bismarck, ND	12/1/2019	—	—	—	6,146	—	6,146
Castlerock - Billings, MT	1/1/2020	—	—	—	6,465	—	6,465
Thomasbrook - Lincoln, NE	1/1/2020	—	—	—	5,793	—	5,793
Westwood Park - Bismarck, ND	1/1/2020	—	—	—	1,916	—	1,916
Kirkwood Manor - Bismarck, ND	2/1/2020	—	—	—	3,204	—	3,204
Brookfield Village - Topeka, KS	3/1/2020	—	—	—	5,124	—	5,124
Crown Colony - Topeka, KS	4/1/2020	—	—	—	7,936	—	7,936
Mariposa - Topeka, KS	4/1/2020	—	—	—	2,872	—	2,872
Sherwood - Topeka, KS	4/1/2020	—	—	—	11,918	—	11,918
Summary of Debt due after Fiscal 2020		—	—	—	—	345,838	345,838
Sub-Total Multifamily		$73,691	$18,769	$51,122	$134,259	$345,838	$623,679

Healthcare
Sartell 2000 23rd St S – Sartell, MN(3)	12/1/2016	662	—	—	—	—	662
Billings 2300 Grant Road – Billings, MT	12/31/2016	980	—	—	—	—	980
Missoula 3050 Great Northern Ave – Missoula, MT	12/31/2016	997	—	—	—	—	997
Edgewood Vista – Fargo, ND(3)	2/25/2017	11,297	—	—	—	—	11,297
Edgewood Vista – Fremont, NE(3)	2/25/2017	528	—	—	—	—	528

Property	Maturity Date	Fiscal 2017	Fiscal 2018	Fiscal 2019	Fiscal 2020	Thereafter	Total (1)
Edgewood Vista – Hastings, NE(3)	2/25/2017	544	—	—	—	—	544
Edgewood Vista – Hermantown I, MN(3)	2/25/2017	14,576	—	—	—	—	14,576
Edgewood Vista – Kalispell, MT(3)	2/25/2017	545	—	—	—	—	545
Edgewood Vista – Missoula, MT(3)	2/25/2017	774	—	—	—	—	774
Edgewood Vista – Omaha, NE(3)	2/25/2017	345	—	—	—	—	345
Edgewood Vista – Virginia, MN(3)	2/25/2017	12,399	—	—	—	—	12,399
High Pointe Health Campus – Lake Elmo, MN	4/1/2017	7,500	—	—	—	—	7,500
Edgewood Vista – Billings, MT(3)	4/10/2017	1,723	—	—	—	—	1,723
Edgewood Vista – East Grand Forks, MN(3)	4/10/2017	2,625	—	—	—	—	2,625
Edgewood Vista – Sioux Falls, SD(3)	4/10/2017	987	—	—	—	—	987
St Michael Clinic – St. Michael, MN	4/1/2018	—	1,736	—	—	—	1,736
PrairieCare Medical - Brooklyn Park, MN	4/10/2018	—	14,982	—	—	—	14,982
Garden View Medical – St. Paul, MN	6/30/2018	—	—	6,890	—	—	6,890
Ritchie Medical Plaza – St. Paul, MN	6/30/2018	—	—	8,320	—	—	8,320
Spring Creek - American Falls - American Falls, ID(3)	9/1/2018	—	—	1,955	—	—	1,955
Spring Creek - Eagle - Eagle, ID(3)	9/1/2018	—	—	1,799	—	—	1,799
Spring Creek - Meridian - Meridian, ID(3)	9/1/2018	—	—	2,972	—	—	2,972
Spring Creek - Soda Springs - Soda Springs, ID(3)	9/1/2018	—	—	703	—	—	703
Health East St John & Woodwinds - Maplewood & Woodbury, MN	2/1/2019	—	—	5,654	—	—	5,654
Denfeld Clinic - Duluth, MN	8/1/2019	—	—	—	1,308	—	1,308
Gateway Clinic - Sandstone, MN	8/1/2019	—	—	—	757	—	757
Mariner Clinic - Superior, WI	8/1/2019	—	—	—	1,657	—	1,657
Pavilion I - Duluth, MN	8/1/2019	—	—	—	4,366	—	4,366
Pavilion II - Duluth, MN	8/1/2019	—	—	—	8,034	—	8,034
Wells Clinic - Hibbing, MN	8/1/2019	—	—	—	1,156	—	1,156
Summary of Debt due after Fiscal 2020		—	—	—	—	121,384	121,384
Sub-Total Healthcare		$56,482	$16,718	$28,293	$17,278	$121,384	$240,155

All Other
Urbandale 3900 106th Street – Urbandale, IA	7/5/2017	—	10,266	—	—	—	10,266
Plaza 16 – Minot, ND	8/1/2018	—	—	6,916	—	—	6,916
Lexington Commerce Center - Eagan, MN	2/1/2020	—	—	—	1,504	—	1,504
Summary of Debt due after Fiscal 2020		—	—	—	—	3,627	3,627
Sub-Total All Other		$—	$10,266	$6,916	$1,504	$3,627	$22,313

Total		$130,173	$45,753	$86,331	$153,041	$470,849	$886,147

*       Mortgage debt does not include our multi-bank line of credit or construction loans. The line of credit has a maturity date of September 1, 2017. As of April 30, 2016, we had borrowings of $17.5 million outstanding under this line. Construction loans and other debt totaled $82.1 million as of April 30, 2016.

(1)Totals are principal balances as of April 30, 2016.

(2)Mortgage was paid off subsequent to April 30, 2016.

(3)Property is classified as held for sale at April 30, 2016.

 INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

CAPITAL ANALYSIS

(in thousands, except per share and unit amounts)

	Three Months Ended
	4/30/2016	1/31/2016	10/31/2015	7/31/2015	4/30/2015
Equity Capitalization
Common shares outstanding	121,091	121,034	122,798	125,520	124,456
Operating partnership (OP) units outstanding	16,285	13,864	13,890	13,921	14,000
Total common shares and OP units outstanding	137,376	134,898	136,688	139,441	138,456
Market price per common share (closing price at end of period)	$6.02	$6.52	$8.12	$7.21	$7.17
Equity capitalization-common shares and OP units	$827,004	$879,535	$1,109,907	$1,005,370	$992,730
Recorded book value of preferred shares	$138,674	$138,674	$138,674	$138,674	$138,674
Total equity capitalization	$965,678	$1,018,209	$1,248,581	$1,144,044	$1,131,404

Debt Capitalization
Total debt	$993,323	$940,294	$1,007,825	$1,211,621	$1,178,851
Total capitalization	$1,959,001	$1,958,503	$2,256,406	$2,355,665	$2,310,255

Total debt to total capitalization	0.51:1	0.48:1	0.45:1	0.51:1	0.51:1

	Twelve Months Ended				Three Months Ended
	4/30/2016		4/30/2015		4/30/2016		1/31/2016		10/31/2015		7/31/2015		4/30/2015
Earnings to fixed charges(1)	1.29	x	1.18	x	1.85	x	1.32	x	1.02	x	1.10	x	1.48	x
Earnings to combined fixed charges and preferred distributions(1)	1.08	x	1.00	x	1.49	x	1.11	x	(2)	x	(3)	x	1.26	x
Debt service coverage ratio(1)	1.75	x	1.75	x	1.86	x	1.65	x	1.63	x	1.63	x	1.64	x

Distribution Data
Common shares and units outstanding at record date	134,897		137,596		134,897		135,408		139,540		138,576		137,596
Total common distribution paid on shares and units	$71,290		$69,854		$17,536		$17,603		$18,136		$18,015		$17,879
Common distribution per share and unit	$0.52		$0.52		$0.13		$0.13		$0.13		$0.13		$0.13
Payout ratio (FFO per share and unit basis)(1)	68.4%		81.3%		92.9%		32.5%		216.7%		81.3%		81.3%
Payout ratio (AFFO per share and unit basis)(1)	102.0%		94.5%		118.2%		100%		118.2%		81.3%		100%

(1)	See Definitions on page 27.
(2)

Earnings were inadequate to cover combined fixed charges and preferred distributions by $2.6 million. Excluding non-cash asset impairment and loss on sale charges of $1.9 million in the three months ended October 31, 2015, the ratio of earnings to combined fixed charges and preferred distributions would have been .96x for the three months ended October 31, 2015.

(3)

Earnings were inadequate to cover combined fixed charges and preferred distributions by $1.2 million. Excluding non-cash asset impairment and loss on sale charges of $1.5 million in the three months ended July 31, 2015, the ratio of earnings to combined fixed charges and preferred distributions would have been 1.01x for the three months ended October 31, 2015.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

SAME-STORE PROPERTIES NET OPERATING INCOME SUMMARY

(in thousands)

	Same Store Properties			Same Store Properties
	Three Months Ended			Twelve Months Ended
	April 30			April 30
			%			%
Segment	2016	2015	Change	2016	2015	Change
Multi-Family Residential	$13,946	$14,496	(3.8)%	$55,508	$58,444	(5.0)%
Healthcare	6,424	6,298	2.0%	26,174	25,676	1.9%
All Other	1,753	1,847	(5.1)%	7,430	6,600	12.6%
	$22,123	$22,641	(2.3)%	$89,112	$90,720	(1.8)%

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

NET OPERATING INCOME DETAIL

(in thousands)

	Three Months Ended April 30, 2016
	Reporting Segments
				Corporate and
	Multifamily	Healthcare	All Other	Other	Total
Real estate rental revenue
Same-store	$25,377	$10,241	$2,274	$—	$37,892
Non-same-store	8,739	1,391	501	—	10,631
Total	34,116	11,632	2,775	—	48,523

Real estate expenses
Same-store	11,431	3,817	521	—	15,769
Non-same-store	4,192	446	117	—	4,755
Total	15,623	4,263	638	—	20,524

Net operating income (NOI)
Same-store	13,946	6,424	1,753	—	22,123
Non-same-store	4,547	945	384	—	5,876
Net operating income	$18,493	$7,369	$2,137	$—	$27,999

Reconciliation of NOI to net income (loss) available to common shareholders
Depreciation/amortization	$(9,418)	$(3,109)	$(913)	$(77)	$(13,517)
Impairment of real estate investments	—	(1,898)		(325)	(2,223)
General and administrative expenses	—	—	—	(2,951)	(2,951)
Acquisition and investment related costs	—	—	—	(397)	(397)
Other expenses	—	—	—	(950)	(950)
Interest expense	(7,365)	(2,115)	(368)	(214)	(10,062)
Interest and other income	—	—	—	600	600
Income before gain (loss) on sale of real estate and other investments, gain on bargain purchase and income from discontinued operations	1,710	247	856	(4,314)	(1,501)
Gain (loss) on sale of real estate and other investments	(32)	7,982	420	(1)	8,369
Gain on bargain purchase	3,424	—	—	—	3,424
Income (loss) from continuing operations	5,102	8,229	1,276	(4,315)	10,292
Income from discontinued operations	—	1,320	143	—	1,463
Net income (loss)	5,102	9,549	1,419	(4,315)	11,755
Net income attributable to noncontrolling interests – Operating Partnership	—	—	—	(1,092)	(1,092)
Net loss attributable to noncontrolling interests – consolidated real estate entities	—	—	—	340	340
Net income (loss) attributable to Investors Real Estate Trust	5,102	9,549	1,419	(5,067)	11,003
Dividends to preferred shareholders	—	—	—	(2,878)	(2,878)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$5,102	$9,549	$1,419	$(7,945)	$8,125

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

NET OPERATING INCOME DETAIL

(in thousands)

	Three Months Ended April 30, 2015
	Reporting Segments
				Corporate and
	Multifamily	Healthcare	All Other	Other	Total
Real estate rental revenue
Same-store	$25,818	$10,138	$2,300	$—	$38,256
Non-same-store	5,131	555	1,199	—	6,885
Total	30,949	10,693	3,499	—	45,141

Real estate expenses
Same-store	11,322	3,840	453	—	15,615
Non-same-store	2,147	215	567	—	2,929
Total	13,469	4,055	1,020	—	18,544

Net operating income (NOI)
Same-store	14,496	6,298	1,847	—	22,641
Non-same-store	2,984	340	632	—	3,956
Net operating income	$17,480	$6,638	$2,479	$—	$26,597

Reconciliation of NOI to net income (loss) available to common shareholders
Depreciation/amortization	$(7,519)	$(2,650)	$(926)	$(85)	$(11,180)
General and administrative expenses	—	$—	$—	(2,516)	(2,516)
Acquisition and investment related costs	—	—	—	(125)	(125)
Other expenses	—	—	—	(207)	(207)
Interest expense	(5,921)	(1,994)	(1,078)	21	(8,972)
Interest and other income	—	—	—	904	904
Income (loss) before gain on sale of real estate and other investments and (loss) income from discontinued operations	4,040	1,994	475	(2,008)	4,501
Gain on sale of real estate and other investments	—	4,109	3,141	(346)	6,904
Income (loss) from continuing operations	4,040	6,103	3,616	(2,354)	11,405
(Loss) income from discontinued operations	—	—	2,457	—	2,457
Net income (loss)	4,040	6,103	6,073	(2,354)	13,862
Net income attributable to noncontrolling interests – Operating Partnership	—	—	—	(908)	(908)
Net income attributable to noncontrolling interests – consolidated real estate entities	—	—	—	(2,201)	(2,201)
Net income (loss) attributable to Investors Real Estate Trust	4,040	6,103	6,073	(5,463)	10,753
Dividends to preferred shareholders	—	—	—	(2,878)	(2,878)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$4,040	6,103	6,073	(8,341)	7,875

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

NET OPERATING INCOME DETAIL

(in thousands)

	Twelve Months Ended April 30, 2016
	Reporting Segments
				Corporate and
	Multifamily	Healthcare	All Other	Other	Total
Real estate rental revenue
Same-store	$102,694	$40,715	$9,601	$—	$153,010
Non-same-store	28,455	4,906	1,949	—	35,310
Total	131,149	45,621	11,550	—	188,320

Real estate expenses
Same-store	47,186	14,541	2,171	—	63,898
Non-same-store	13,291	1,480	431	—	15,202
Total	60,477	16,021	2,602	—	79,100

Net operating income (NOI)
Same-store	55,508	26,174	7,430	—	89,112
Non-same-store	15,164	3,426	1,518	—	20,108
Net operating income	$70,672	$29,600	$8,948	$—	$109,220

Reconciliation of NOI to net income (loss) available to common shareholders
Depreciation/amortization	$(34,396)	$(11,496)	$(3,648)	$(292)	$(49,832)
Impairment of real estate investments	(1,873)	(1,898)	—	(1,772)	(5,543)
General and dministrative expenses	—	$—	$—	(11,267)	(11,267)
Acquisition and investment related costs	—	—	—	(830)	(830)
Other expenses	—	—	—	(2,231)	(2,231)
Interest expense	(26,742)	(8,607)	(1,584)	1,165	(35,768)
Loss on extinguishment of debt	(93)	—	(13)	—	(106)
Interest and other income	—	—	—	2,573	2,573
Income (loss) before gain (loss) on sale of real estate, gain on bargain purchase and other investments and (loss) income from discontinued operations	7,568	7,599	3,703	(12,654)	6,216
Gain (loss) on sale of real estate and other investments	(32)	7,982	1,705	(15)	9,640
Gain on bargain purchase	3,424	—	—	—	3,424
Income (loss) from continuing operations	10,960	15,581	5,408	(12,669)	19,280
(Loss) income from discontinued operations	—	5,926	51,396	—	57,322
Net income (loss)	10,960	21,507	56,804	(12,669)	76,602
Net income attributable to noncontrolling interests – Operating Partnership	—	—	—	(7,081)	(7,081)
Net loss attributable to noncontrolling interests – consolidated real estate entities	—	—	—	2,436	2,436
Net income (loss) attributable to Investors Real Estate Trust	10,960	21,507	56,804	(17,314)	71,957
Dividends to preferred shareholders	—	—	—	(11,514)	(11,514)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$10,960	$21,507	$56,804	$(28,828)	$60,443

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

NET OPERATING INCOME DETAIL

(in thousands)

	Twelve Months Ended April 30, 2015
	Reporting Segments
				Corporate and
	Multifamily	Healthcare	All Other	Other	Total
Real estate rental revenue
Same-store	$103,238	$40,885	$9,299	$—	$153,422
Non-same-store	15,288	3,268	7,343	—	25,899
Total	118,526	44,153	16,642	—	179,321

Real estate expenses
Same-store	44,794	15,209	2,699	—	62,702
Non-same-store	6,378	1,031	3,026	—	10,435
Total	51,172	16,240	5,725	—	73,137

Net operating income (NOI)
Same-store	58,444	25,676	6,600	—	90,720
Non-same-store	8,910	2,237	4,317	—	15,464
Net operating income	$67,354	$27,913	$10,917	$—	$106,184

Reconciliation of NOI to net income (loss) available to common shareholders
Depreciation/amortization	$(26,638)	$(10,855)	$(4,963)	$(328)	$(42,784)
Impairment of real estate investments	—	—	(3,369)	(1,294)	(4,663)
General and dministrative expenses	—	$—	$—	(11,824)	(11,824)
Acquisition and investment related costs	—	—	—	(362)	(362)
Other expenses	—	—	—	(1,647)	(1,647)
Interest expense	(22,782)	(8,898)	(3,122)	355	(34,447)
Interest and other income	—	—	—	2,956	2,956
Income (loss) before gain (loss) on sale of real estate and other investments and (loss) income from discontinued operations	17,934	8,160	(537)	(12,144)	13,413
Gain (loss) on sale of real estate and other investments	1,418	4,109	2,107	(1,541)	6,093
Income (loss) from continuing operations	19,352	12,269	1,570	(13,685)	19,506
(Loss) income from discontinued operations	—	6,832	2,346	—	9,178
Net income (loss)	19,352	19,101	3,916	(13,685)	28,684
Net income attributable to noncontrolling interests – Operating Partnership	—	—	—	(1,526)	(1,526)
Net income attributable to noncontrolling interests – consolidated real estate entities	—	—	—	(3,071)	(3,071)
Net income (loss) attributable to Investors Real Estate Trust	19,352	19,101	3,916	(18,282)	24,087
Dividends to preferred shareholders	—	—	—	(11,514)	(11,514)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$19,352	$19,101	$3,916	$(29,796)	$12,573

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

SAME-STORE PROPERTIES AND ALL PROPERTIES OCCUPANCY LEVELS BY SEGMENT

April 30, 2016 vs. April 30, 2015

Segments	Same-Store Properties		All Properties
	April 30, 2016	April 30, 2015	April 30, 2016	April 30, 2015
Multifamily	94.8%	95.1%	90.8%	92.0%
Healthcare	95.6%	95.3%	89.4%	91.5%

Same-Store Occupancy Levels by Segment
100.0%
95.0%
90.0%
85.0%
80.0%
75.0%
Multifamily
Healthcare
April 30, 2016
April 30, 2015

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

MULTIFAMILY SUMMARY(1)

	Three Months Ended
	04/30/16	01/31/16	10/31/15	07/31/15	04/30/15
Number of Units
Same-Store	9,853	9,877	9,877	10,268	9,895
Non-Same-Store	3,121	2,915	2,783	1,759	1,949
All Properties	12,974	12,792	12,660	12,027	11,844

Average Investment Per Unit
Same-Store	$72,986	$72,696	$72,308	$69,992	$66,741
Non-Same-Store	161,851	142,111	134,136	149,281	146,337
All Properties	$94,092	$88,228	$84,701	$81,180	$79,617

Average Scheduled Rent(2) per Unit
Same-Store	$871	$877	$885	$861	$843
Non-Same-Store	1,244	1,229	1,218	1,445	1,452
All Properties	$960	$956	$952	$944	$942

Total Receipts per Unit(3)
Same-Store	$859	$861	$877	$848	$838
Non-Same-Store	949	911	826	1,037	1,062
All Properties	$880	$872	$866	$875	$874

Total Recurring Capital Expenditures(2) per Unit	$84	$142	$173	$159	$136

Occupancy
Same-Store	94.8%	94.9%	95.4%	93.5%	94.7%
Non-Same-Store	78.4%	78.1%	79.5%	77.7%	78.6%
All Properties	90.8%	91.1%	91.9%	91.2%	92.0%

Operating Expenses as a % of Scheduled Rent
Same-Store	44.4%	45.9%	47.1%	44.4%	44.2%
Non-Same-Store	36.6%	34.0%	39.9%	31.9%	30.0%
All Properties	42.0%	42.4%	45.2%	41.7%	40.7%

(1)	Previously reported amounts are not revised for discontinued operations or changes in the composition of the same-store properties pool.
(2)	See Definitions on page 27.
(3)	Includes vacant units.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

COMMERCIAL LEASING SUMMARY (Same-Store Properties)

Commercial Leasing Activity

During fiscal year 2016, we executed new and renewal leases for our same-store healthcare properties on 33,785 square feet for the three months ended April 30, 2016 and 201,989 square feet for the twelve months ended April 30, 2016.  Due to our leasing efforts, occupancy in our same-store healthcare portfolio has remained strong at 95.6% as of April 30, 2016, compared to 95.3% as of April 30, 2015.

The total leasing activity for our same-store healthcare properties, expressed in square feet of leases signed during the period, and the resulting occupancy levels, are as follows:

Three Months Ended April 30, 2016 and 2015

					Total
	Square Feet of		Square Feet of		Square Feet of
	New Leases(1)		Leases Renewed(1)		Leases Executed(1		Occupancy
Segments	2016	2015	2016	2015	2016	2015	2016	2015
Healthcare	361	3,174	33,424	1,270	33,785	4,444	95.6%	95.3%

(1)

The leasing activity presented is based on leases signed or executed for our same-store rental properties during the period and is not intended to coincide with the commencement of rental revenue in accordance with US GAAP.  Prior periods reflect amounts previously reported and exclude retroactive adjustments for properties reclassified to discontinued operations or non-same-store in the current period.

Twelve Months Ended April 30, 2016 and 2015

					Total
	Square Feet of		Square Feet of		Square Feet of
	New Leases(1)		Leases Renewed(1)		Leases Executed(1)		Occupancy
Segments	2016	2015	2016	2015	2016	2015	2016	2015
Healthcare	45,446	21,153	156,543	109,661	201,989	130,814	95.6%	95.3%

(1)

The leasing activity presented is based on leases signed or executed for our same-store rental properties during the period and is not intended to coincide with the commencement of rental revenue in accordance with US GAAP.  Prior periods reflect amounts previously reported and exclude retroactive adjustments for properties reclassified to discontinued operations or non-same-store in the current period.

New Leases

The following table sets forth the average effective rents and the estimated costs of tenant improvements and leasing commissions, on a per square foot basis, that we are obligated to fulfill under the new leases signed for our same-store healthcare and industrial properties:

Three Months Ended April 30, 2016 and 2015

							Estimated Tenant		Leasing
	Square Feet of		Average Term		Average		Improvement Cost per		Commissions per
	New Leases(1		in Years		Effective Rent(2		Square Foot(1)		Square Foot(1
Segments	2016	2015	2016	2015	2016	2015	2016	2015	2016	2015
Healthcare	361	3,174	0.5	0.3	$19.28	$3.78	$0.00	$0.00	$0.00	$0.00

(1)

The leasing activity presented is based on leases signed or executed for our same-store rental properties during the period and is not intended to coincide with the commencement of rental revenue in accordance with US GAAP.  Prior periods reflect amounts previously reported and exclude retroactive adjustments for properties reclassified to discontinued operations or non-same-store in the current period. Tenant improvements and leasing commissions presented are based on square feet leased during the period.

(2)

Effective rents represent average annual base rental payments, on a straight-line basis for the term of each lease, excluding operating expense reimbursements. The underlying leases contain various expense structures including gross, modified gross, net and triple net.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

COMMERCIAL LEASING SUMMARY (Same-Store Properties)

Twelve Months Ended April 30, 2016 and 2015

							Estimated Tenant		Leasing
	Square Feet of		Average Term		Average		Improvement Cost per		Commissions per
	New Leases(1)		in Years		Effective Rent(2)		Square Foot(1)		Square Foot(1)
	2016	2015	2016	2015	2016	2015	2016	2015	2016	2015
Healthcare	45,446	21,153	6.6	5.4	$19.97	$17.57	$12.99	$31.58	$3.24	$5.81

(1)

The leasing activity presented is based on leases signed or executed for our same-store rental properties during the period and is not intended to coincide with the commencement of rental revenue in accordance with US GAAP.  Prior periods reflect amounts previously reported and exclude retroactive adjustments for properties reclassified to discontinued operations or non-same-store in the current period. Tenant improvements and leasing commissions presented are based on square feet leased during the period.

(2)

Effective rents represent average annual base rental payments, on a straight-line basis for the term of each lease, excluding operating expense reimbursements. The underlying leases contain various expense structures including gross, modified gross, net and triple net.

Our ability to maintain or increase occupancy rates is a principal driver of maintaining and increasing the average effective rents in our healthcare segment. The increase in the average effective rental rates of new leases executed in our healthcare segment in fiscal year 2016 when compared to new leases executed in the prior year is due to the signing of a 3,174 square foot lease for storage space at our St. Paul, Minnesota Ritchie Medical Plaza property for $3.78 per square foot in fiscal year 2015. Absent this transaction, the average effective rental rate for leases executed in our healthcare segment in fiscal year 2015 would have been $20.00 per square foot.

Lease Renewals

The following table summarizes our lease renewal activity within our same-store healthcare and industrial segments (square feet data in thousands):

Three Months Ended April 30, 2016 and 2015

									Estimated
							Weighted Average		Tenant Improvement		Leasing
	Square Feet of Leases		Percent of Expiring		Average Term		Growth (Decline)		Cost per Square		Commissions per
	Renewed(1)		Leases Renewed(2)		in Years		in Effective Rents(3)		Foot(1)		Square Foot(1)
	2016	2015	2016	2015	2016	2015	2016	2015	2016	2015	2016	2015
Healthcare	33,424	1,270	95.8%	72.9%	4.2	3.0	5.4%	(0.1)%	$10.20	$0.00	$1.97	$3.15

(1)

The leasing activity presented is based on leases signed or executed for our same-store rental properties during the period and is not intended to coincide with the commencement of rental revenue in accordance with US GAAP.  Prior periods reflect amounts previously reported and exclude retroactive adjustments for properties reclassified to discontinued operations or non-same-store in the current period. Tenant improvements and leasing commissions are based on square feet leased during the period.

(2)

Renewal percentage of expiring leases is based on square footage of renewed leases and not the number of leases renewed. The category of renewed leases does not include leases that have become month-to-month leases, as the month-to-month leases are considered lease amendments.

(3)

Represents the percentage change in effective rent between the original leases and the renewal leases. Effective rents represent average annual base rental payments, on a straight-line basis for the term of each lease, excluding operating expense reimbursements. The underlying leases contain various expense structures including gross, modified gross, net and triple net.

Twelve Months Ended April 31, 2016 and 2015

									Estimated
							Weighted Average		Tenant Improvement		Leasing
	Square Feet of Leases		Percent of Expiring		Average Term		Growth (Decline)		Cost per Square		Commissions per
	Renewed(1)		Leases Renewed(2)		in Years		in Effective Rents(3)		Foot(1)		Square Foot(1
	2016	2015	2016	2015	2016	2015	2016	2015	2016	2015	2016	2015
Healthcare	156,543	109,661	92.2%	73.2%	4.7	5.8	5.7%	(3.5)%	$9.40	$10.87	$2.65	$1.56

(1)

The leasing activity presented is based on leases signed or executed for our same-store rental properties during the period and is not intended to coincide with the commencement of rental revenue in accordance with US GAAP.  Prior periods reflect amounts previously reported and exclude retroactive adjustments for properties reclassified to discontinued operations or non-same-store in the current period. Tenant improvements and leasing commissions are based on square feet leased during the period.

(2)

Renewal percentage of expiring leases is based on square footage of renewed leases and not the number of leases renewed. The category of renewed leases does not include leases that have become month-to-month leases, as the month-to-month leases are considered lease amendments.

(3)

Represents the percentage change in effective rent between the original leases and the renewal leases. Effective rents represent average annual base rental payments, on a straight-line basis for the term of each lease, excluding operating expense reimbursements. The underlying leases contain various expense structures including gross, modified gross, net and triple net.

The increase in the average growth in effective rents for the healthcare segment in fiscal year 2016 when compared to the prior fiscal year is due to a 45,081 square foot lease renewal executed with the existing single tenant at our Pavilion I property in Duluth, Minnesota in fiscal year 2015. This lease was renewed at a lower rate than the previous expiring lease due to very low leasing transaction costs associated with the lease renewal. Absent this transaction, the weighted average growth rate in effective rents for fiscal year 2015 would have been 3.8%.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

COMMERCIAL LEASING SUMMARY (Same-Store Properties)

Lease Expirations

Our ability to maintain and improve occupancy rates, and base rents, primarily depends upon our continuing ability to re-lease expiring space. The following table reflects the in-service portfolio lease expiration schedule of our healthcare properties, including square footage and annualized base rent for expiring leases, as of April 30, 2016.

			Percentage of Total	Annualized Base	Percentage of Total
		Square Footage of	Commercial Segments	Rent of Expiring	Commercial Segments
Fiscal Year of Lease Expiration	# of Leases	Expiring Leases(2)	Leased Square Footage	Leases at Expiration(3)	Annualized Base Rent
2017(1)	42	128,903	9.6%	$2,489,085	8.4%
2018	19	179,143	13.3%	4,400,887	15.0%
2019	17	206,208	15.3%	4,159,949	14.2%
2020	13	68,513	5.1%	1,426,988	4.9%
2021	22	109,019	8.1%	2,310,744	7.9%
2022	13	67,243	5.0%	1,223,686	4.2%
2023	11	52,511	3.9%	847,350	2.9%
2024	25	154,575	11.5%	3,562,151	12.2%
2025	5	76,691	5.7%	1,661,344	5.7%
2026	8	99,024	7.4%	1,716,891	5.9%
Thereafter	14	202,534	15.1%	5,476,247	18.7%
Totals	189	1,344,364	100.0%	$29,275,322	100.0%

(1)	Includes month-to-month leases. As of April 30, 2016, month-to-month leases accounted for 20,687 square feet.
(2)	Assuming that none of the tenants exercise renewal or termination options, and including leases renewed prior to expiration. Also excludes 1,361 square feet of space occupied by us.
(3)	Annualized Base Rent is monthly scheduled rent as of April 1, 2016, multiplied by 12.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

10 LARGEST COMMERCIAL TENANTS – BASED ON ANNUALIZED BASE RENT(1)

as of April 30, 2016

			% of Total
		Average	Commercial		% of Aggregate
		Remaining	Segments’	Aggregate	Occupied
	Number of	Lease Term	Minimum	Rentable	Square
Tenant	Properties	in Months	Rents	Square Feet	Feet
Affiliates of Edgewood Vista	33	53	28.4%	1,521,147	35.3%
Fairview Health Services	8	52	7.2%	240,243	5.6%
St. Luke’s Hospital of Duluth, Inc.	5	96	6.3%	186,331	4.3%
PrairieCare Medical LLC	2	228	4.3%	100,292	2.3%
HealthEast Care System	1	34	3.4%	114,316	2.7%
Quality Manufacturing Corp	1	81	2.0%	427,798	9.9%
Westrock CP LLC	1	112	1.8%	195,075	4.5%
Allina Health	4	47	1.6%	56,306	1.3%
Children’s Hospitals & Clinics	3	58	1.6%	51,088	1.2%
Noran Neurological Clinic	1	264	1.4%	38,506	0.9%
Total/Weighted Average		64	58.0%	2,931,102	68.0%

(1)See Definitions on page 27.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

COMMERCIAL LEASE EXPIRATIONS

as of April 30, 2016

	(dollars in thousands except average rental rates)
					Average	% of
	Number of	Rentable	% of Rentable	Annualized	Rental	Annualized
Fiscal Year	Leases	Square Feet(1)	Square Feet	Rent(2)	Rate	Base Rent
Healthcare
2017 (3)	42	128,903	9.6%	$2,489	$19.31	8.5%
2018	19	179,143	13.3%	4,401	24.57	15.0%
2019	17	206,208	15.4%	4,160	20.17	14.2%
2020	13	68,513	5.1%	1,427	20.83	4.9%
2021	22	109,019	8.1%	2,310	21.19	7.9%
2022 and thereafter	76	652,578	48.5%	14,488	22.20	49.5%
	189	1,344,364	100.0%	$29,275	$21.78	100.0%

(1)Excludes 1,361 square feet of space occupied by us.

(2)Annualized Base Rent is monthly scheduled rent as of April 1, 2016 (cash basis), multiplied by 12.

(3)Includes month-to-month leases.  As of April 30, 2016 month-to-month leases accounted for 20,687 square feet.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

FISCAL 2016 ACQUISITIONS AND DEVELOPMENT SUMMARY

as of April 30, 2016

(dollars in thousands)

Acquisitions

					Occupancy	January 31,
			Acquisition	Square	At	2016	Acquisition
Property	Location	Segment	Date	Feet/Units	Acquisition	Occupancy	Cost
Lakeside Medical Plaza	Omaha, NE	Healthcare	8/20/15	27,819	100%	100%	$6,500
Gardens	Grand Forks, ND	Multifamily	9/10/15	74	36.5%	100.0%	9,250
GrandeVille at Cascade Lake	Rochester, MN	Multifamily	10/29/15	276	94.6%	74.6%	56,000
Avalon Cove	Rochester, MN	Multifamily	3/22/16	187	98.4%	95.7%	36,250
Cascade Shores	Rochester, MN	Multifamily	3/22/16	90	96.7%	93.3%	18,500
Crystal Bay	Rochester, MN	Multifamily	3/22/16	76	97.4%	94.7%	12,000
French Creek	Rochester, MN	Multifamily	3/22/16	40	100.0%	100.0%	5,000
			Total Sq Ft	27,819			$143,500
			Total Units	743

Developments Placed in Service

				Rentable	Occupancy at	Occupancy	Development
			Date Placed in	Square	Date Placed in	as of	Cost as of
Property(1)	Location	Segment	Service	Feet/Units	Service	April 30, 2016	April 30, 2016
Chateau II	Minot, ND	Multifamily	6/1/15	72	27.8%	84.7%	$14,648
Edina 6565 France SMC III(2)	Edina, MN	Healthcare	6/1/15	57,624	24.5%	24.5%	33,041
Renaissance Heights(3)	Williston, ND	Multifamily	7/27/15	288	42.4%	43.8%	62,514
PrairieCare Medical	Brooklyn Park, MN	Healthcare	9/8/15	70,756	100.0%	100.0%	24,440
Minot Southgate Retail	Minot, ND	Other	10/1/15	7,963	—%	—%	2,623
Deer Ridge	Jamestown, ND	Multifamily	2/22/16	163	33.1%	50.9%	24,837
Cardinal Point	Grand Forks, ND	Multifamily	3/18/16	251	42.2%	44.2%	49,732
			Total Sq Ft	136,343			$211,835
			Total Units	774

(1)

Development projects that are placed in service in phases are excluded from this table until the entire project has been placed in service. See Developments in Progress for additional information on the 71 France project, which was partially placed in service during the twelve months ended April 30, 2016.

(2)	Percentage leased or committed as of June 23, 2016 was 88.0%.
(3)	We are currently an approximately 70.0% partner in the joint venture entity constructing this project; the anticipated total cost amount given is the total cost to the joint venture entity.

Developments in Progress

							(in fiscal years)
				Percentage	(in thousands)		Anticipated
				Leased	Anticipated	Costs as of	Construction
Project Name and Location	Location	Planned Segment	Number of Units	or Committed	Total Cost(1)	April 30, 2016	Completion
71 France(2)	Edina, MN	Multifamily	241 units	49.4%	73,290	71,727	1Q 2017
Monticello Crossings	Monticello, MN	Multifamily	202 units	5.5%	31,784	17,507	2Q 2017
Other		n/a	n/a	n/a	n/a	3,729	n/a
					$105,074	$92,963

(1)	Includes costs related to development projects that are placed in service in phases (Deer Ridge - $14.3 million, 71 France - $41.3 million, Cardinal Point - $23.0 million).
(2)

The project will be constructed in three phases by a joint venture entity in which we currently have an approximately 52.6% interest. The anticipated total cost amount given is the total cost to the joint venture entity. The anticipated total cost includes approximately 21,772 square feet of retail space.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

ACQUISITIONS AND DEVELOPMENT LIQUIDITY PROFILE

as of April 30, 2016

(in millions)

Sources of Liquidity		Liquidity Needs
Liquidity Source	Amount	Liquidity Need	Amount
Cash on balance sheet as of 4/30/16(1)	$67	Development	$19
Line of credit availability(2)	$82	Acquisitions	$—
Disposition proceeds(3)	$13
Construction loan proceeds	$26
Total Potential Liquidity	$188	Total Liquidity Needs	$19
Excess Liquidity / (Need)	$169

Capital Sources
FY2016		FY2015
	Proceeds		Proceeds
Capital Source	Generated	Capital Source	Generated
Sale of common shares under dividend reinvestment and share purchase plan	$1	Sale of common shares under dividend reinvestment and share purchase plan	$39
Proceeds from sales of real estate and discontinued operations	$406	Proceeds from sales of real estate and discontinued operations	$27
Total Capital Generated	$407	Total Capital Generated	$66

(1)	Includes compensating balances of $14 million.
(2)	Line of credit of $100 million less $18 million drawn as of 4/30/16.
(3)

Disposition proceeds consists of $14 million of estimated gross proceeds, less estimated outstanding debt and estimated closing costs of $1 million from closed and pending sales for the period from 4/30/16 through 6/29/16. No assurances can be given that pending transactions will be completed on terms currently proposed, or at all.

Definitions

April 30, 2016

Adjusted EBITDA is earnings before interest, taxes, depreciation, amortization, gain/loss on sale of real estate and other investments, impairment of real estate investments, gain/loss on extinguishment of debt and gain/loss from involuntary conversion. We consider Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, the cost of debt, or non-operating gains and losses. Adjusted EBITDA is a non-GAAP measure. Adjusted EBITDA as calculated by us is not comparable to Adjusted EBITDA reported by other REITs that do not define Adjusted EBITDA exactly as we do.

Adjusted funds from operations (AFFO) is calculated by subtracting from Funds from operations (FFO) (1) tenant improvements and leasing costs at same-store properties, and recurring capital expenditures that are capitalized and amortized and are necessary to maintain our properties and revenue stream and (2) straight line rents, then adding (3) non-real estate depreciation and amortization and (4) share-based compensation expense. We may also adjust FFO for certain unusual non-recurring items that do not produce cash available for distribution to shareholders or are otherwise not representative of our ongoing operating performance. Our calculation subtracts from FFO leasing commissions and tenant improvements at same-store properties only, since we consider tenant improvement and leasing cost levels at non-same-store properties unrepresentative of expected levels at same-store properties. Previously-reported AFFO amounts are not revised for changes in the composition of the same-store properties pool. AFFO is included herein because we consider it to be a measure of a REIT's ability to incur and service debt and to pay distributions to its shareholders. AFFO is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Annualized base rent (ABR) is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.

Debt to total market capitalization is total debt from the balance sheet divided by the sum of total debt from the balance sheet plus the market value of shares outstanding at the end of the period.

Debt service coverage ratio is computed by dividing Adjusted EBITDA by interest expense and principal amortization.

Funds from operations (FFO) - The National Association of Real Estate Investment Trusts, Inc. (NAREIT) defines FFO as “net income (computed in accordance with generally accepted accounting principles, excluding gains (or losses) from sales of property, plus real estate depreciation and amortization, and adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis.” In addition, in October 2011 NAREIT clarified its computation of FFO to exclude impairment charges for all periods presented. FFO is a non-GAAP measure.  We consider FFO, which is a standard supplemental measure for equity real estate investment trusts, helpful to investors because it facilitates an understanding of the operating performance of properties without giving effect to impairment write-downs and to real estate depreciation and amortization, which assumes that the value of real estate assets diminishes predictably over time.  Since real estate values instead historically rise or fall with market conditions, we believe that FFO provides investors and management with a more accurate indication of our financial and operating results.

Net Operating Income (NOI) is total real estate revenues and gain on involuntary conversion less real estate expenses (which consist of utilities, maintenance, real estate taxes, insurance and property management expenses).  We believe that NOI is an important supplemental measure of operating performance for a REIT’s operating real estate because it provides a measure of core operations that is unaffected by depreciation, amortization, financing and general and administrative expense. NOI does not represent cash generated by operating activities in accordance with GAAP and should not be considered an alternative to net income, net income available for common shareholders or cash flow from operating activities as a measure of financial performance.

Payout ratio (FFO per share and unit basis) - The ratio of the current quarterly or annual distribution rate per common share and unit divided by quarterly or annual FFO per share and unit.

Ratio of earnings to fixed charges - The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations plus fixed charges and preferred distributions, less adjustments for noncontrolling interests - consolidated real estate entities, capitalized interest and preferred distributions. Fixed charges consist of mortgage and loan interest expense, whether expensed or capitalized, the amortization of debt expense and capitalized interest.

Ratio of earnings to combined fixed charges and preferred distributions - The ratio of earnings to combined fixed charges and preferred distributions is computed by dividing earnings by combined fixed charges and preferred distributions. For this purpose, earnings consist of income from continuing operations plus fixed charges and preferred distributions, less adjustments for noncontrolling interests - consolidated real estate entities, capitalized interest and preferred distributions. Combined fixed charges and preferred distributions consist of fixed charges (mortgage and loan interest expense, whether expensed or capitalized, the amortization of debt expense and capitalized interest) and preferred distributions.

Recurring capital expenditures are expenditures (excluding capital expenditures recoverable from tenants and capital expenditures at properties sold during the period) made on a regular or recurring basis to maintain a property’s competitive position within its market, generally with a depreciable life of 5 to 12 years, but excluding (a) capital expenditures made in the year of acquisition and in subsequent periods until the property is classified as same-store (i.e., excluding capital expenditures on non-same-store properties), (b) improvements associated with the expansion or re-development of a building, (c) renovations to a building which change the underlying classification of the building (for example, from industrial to office or Class C office to Class A office) or (d) capital improvements that represent the addition of something new to a property, rather than the replacement of an existing item.

Scheduled rent revenue is the total possible revenue from all leasable units and square footage, with occupied space valued at contract rates pursuant to leases and vacant units or square footage at market rates.

Same-store properties are properties owned or in service for the entirety of the periods being compared (except for properties for which significant redevelopment or expansion occurred during either of the periods being compared, and properties sold or classified as held for sale), and, in the case of development or re-development properties, which have achieved a target level of occupancy of 90% for multifamily properties and 85% for office, healthcare, industrial and retail properties.

US GAAP – Accounting principles generally accepted in the United States of America.